Slide 1
Merrill Lynch
Merrill Lynch
Global Metals & Mining
Global Metals & Mining
Conference
Conference
Wayne W. Murdy
Chairman & Chief Executive Officer
May 2006 May 2006
INVESTING
IN THE 21
ST
CENTURY

Slide 2
Cautionary Statement
Cautionary Statement
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections.  Such forward-looking statements include, without limitation, (i) estimates of future gold and other metals production and sales; (ii) estimates of future costs and consolidated costs applicable to sales; (iii) estimates of future capital expenditures and expenses; (iv) estimates regarding timing of future development, construction and production activities; (v)
statements regarding future exploration results; and (vi) estimates of reserves and statements regarding replacement of reserves.  Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-
looking statements.  Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes.  For a more detailed discussion of such risks and other factors, see the Company’s
2005 Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, as well as the Company’s other SEC filings.  The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

Slide 3
-20%
0%
20%
40%
60%
80%
100%
120%
140%
160%
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06
A True Gold Bull Market
Gold Is Rising in all
Gold Is Rising in all
Major Currencies
Major Currencies
$655/oz
¥74,260/oz
€520/oz
USD Gold
Yen Gold
Euro Gold
Source: Bloomberg (as of May 1, 2006)

Slide 4
Gold vs. US Current Account Balance
Gold vs. US Current Account Balance
$-
$100
$200
$300
$400
$500
$600
$700
$800
1969 1972 1975 1978 1981 1984 1987 1990 1993 1996 1999 2002 2005
-7%
-6%
-5%
-4%
-3%
-2%
-1%
0%
1%
2%
Current Account Deficit/Surplus
Gold Price
Source: Bloomberg
1978
Carter Bonds
1971
Nixon Gold
Window
1987 Stock Market
Crash
Deteriorating US$
Deteriorating US$

Slide 5
Expanding Metal Consumption Growth
Source: Merrill Lynch Research
Commodity Demand Driven
Commodity Demand Driven
by Growth in Emerging Markets
by Growth in Emerging Markets
China, India, Russia,
and Brazil On Track to
Equal G7
Consumption by 2010
China On Track to
Over Quarter of World
Consumption by 2010
0
13,000
26,000
39,000
52,000
65,000
1900 1943 1973 1984 2000 2005 2010E
G7 Emerging Markets Rest of World
China’s Consumption
On Track to Rival the
G7 Within a Decade

NEWMONT
The Gold Company

Gold Tonnes
Deficit
Physical Supply

Slide 6
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
*Supply Deficit
746 547 618 528 656
Scrap Supply
520 840 943 848 861
Mine Supply 2,621 2,588 2,592 2,470 2,519
Total Demand 3,887 3,975 4,153 3,846 4,036
2001 2002 2003 2004 2005
Source: Murenbeeld & GFMS
Growing Physical
Growing Physical
Gold Supply Deficit
Gold Supply Deficit
Total
Demand
Up 5%
From 2004
to 2005
Total
Demand
Exceeded
Physical
Supply by
Over 15%
from 2001-
2005
Total Gold Demand vs. Physical Gold Supply
Total Demand

Slide 7
2005 Production and Reserves
2005 Production and Reserves
Over 32 Million Acres of Land in the World’s Best Gold Districts
2005 Production: 6.5 million ounces
North America (8.0 million Acres)
•2.7 mil oz sold in 2005
•34 mil oz in Reserves
•$31 mil 2006 Exploration
Operations
Major Projects
Additional Exploration
$71 Million
South America (4.3 million Acres)
•3.4 mil oz sold in 2005
•17 mil oz in Reserves
•$25 mil 2006 Exploration
Africa (3.6 million Acres)
•19 mil oz in Reserves
•$11 mil 2006 Exploration
Indonesia (1.0 million Acres)
•0.7 mil oz sold in 2005
•7 mil oz in Reserves
•$3 mil 2006 Exploration
Australia/N.Z. (10.8 million Acres)
•1.6 mil oz sold in 2005
•15 mil oz in Reserves
•$17 mil 2006 Exploration
Central Asia/Europe (4.7 million Acres)
•0.1 mil oz sold in 2005
•2 mil oz in Reserves

NEWMONT
The Gold Company

~15% Annual Growth
Gold (Millions of Ounces)

Slide 8
Proven Reserve Growth Record
Proven Reserve Growth Record
0
20
40
60
80
100
120
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
3.6 million ounces from additional
interest in Akyem and Boddington¹
(1) Includes pro forma equity reserves added after December 31, 2005 through additional interest acquired in Akyem and Boddington.
Fourth Straight
Year of Reserves
Growth
Finding Cost of $13
per ounce since
1986
96.8 Million
Ounces of Total
Reserves

Slide 9
Financial and Operating Highlights
Financial and Operating Highlights
Ongoing Solid Earnings and Cash Flow Generation
1. First Quarter 2006 Income from continuing operations included $48 million ($0.11 per share) for tax estimate revisions (after-tax)
2. Includes 14,200 ounces sold in 2006 from incidental sales during start-up at Leeville and Phoenix, and 13,300 ounces in 2006
(20,000 in 2005) from the Holloway discontinued operation.
Financial (in millions, except per share)
First
Quarter
2006
Full Year
2005
Revenues $1,148 $4,406
Net cash provided from continuing operations $240 $1,253
Income from continuing operations $213 $374
Income from continuing operations per common share
1
$0.48 $0.84
Cash, Equivalents, and Marketable Securities ($Billion) $1.9 $1.5
Operating
First
Quarter
2006
Full Year
2005
Consolidated gold sales from continuing ops (000 ounces)
2 1,839 8,552
Equity gold sales (000 ounces)
2
1,392 6,493
Average realized gold price ($/ounce) $555 $441
Costs applicable to sales ($/ounce) $275 $236

Slide 10
0
100
200
300
400
500
600
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
2005 Industry Cost Curve
2005 Industry Cost Curve
Source: GFMS
NEM
NEM
40
th
Percentile on Industry Cost Curve
Industry Cost
Curve up 50%
since 2002
16%
Newmont
improvement
in competitive
cost position
from 2002
2005
2002

Slide 11
2006 Costs Applicable to Sales
2006 Costs Applicable to Sales
vs. 2005
vs. 2005
CAS Per Ounce Change
$8
$9
$15
$5
$12
$239
$288
$100
$150
$200
$250
$300
2005 Actual Lower Grade
Ore
Accounting
Changes
Labor &
Benefits
Electrical Other,
Commodity
& Diesel
2006
Guidance
(1) Newmont estimates as of April 20, 2006
(1)

Slide 12
$178
$187
$196
$216
$236
$275
$288
$93
$126
$170
$196
$205
$280
$367
$271
$313
$366
$412
$441
$555
$655
$-
$100
$200
$300
$400
$500
$600
$700
2001 2002 2003 2004 2005 1Q06 FY06f
CAS/Oz Cash Operating Margin per Ounce Realized Price
Gold Leverage & Margin Expansion
Gold Leverage & Margin Expansion
*FY06f = Full year forecast based on an assumed average realized price of $655 per ounce and the mid-point of current CAS guidance of $288 per ounce.
**CAS/Oz = Costs Applicable to Sales per Ounce of Gold
Margin Expansion - Gold Price Exposure and Cost Control

NEWMONT
The Gold Company

Ounces Produced (000)

Percent of Copper Sales Hedged
From 80%+ to under 20%
Unit Hedge Price ($/lb)

Slide 13
Improving Gold and
Improving Gold and
Copper Cash Flows
Copper Cash Flows
• 2006 Gold Sales
Weighted to 2
nd
Half
• Copper Hedges Run
Off Next Year
Hedge Price
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
Q106 A Q206 F Q306 F Q406 F
1,480
1,625
1,750
1,392
1,425
1,575
1,700
$1.35 $1.35
$1.40
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005 2006 2007
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40

Slide 14
2006 Project Pipeline Highlights
2006 Project Pipeline Highlights
• Nevada - Leeville Underground & Phoenix Gold/Copper Mines
• Ghana – Ahafo (2006) & Akyem (2009) Gold Mines
• Australia – Boddington (2009)
• ~$2.5 Billion Invested = Average Mine Life of Over 16 Years
5 New Highly Capital Efficient Projects
2.5 Million Ounces per Year of New Gold Production
Balanced Political Risk Profile
• Nevada – ~750,000 Ounces per Annum
• Ghana – ~1 Million Ounces per Annum
• Australia – 700,000 Ounces per Annum
• ~2.5 Million Ounces at Under $250 per Ounce
• Nevada – 11.4 Million Ounces in Reserves
• Ghana – 20.0 Million Ounces in Reserves
• Australia – 7.7 Million Ounces in Reserves
• Over 39 Million Ounces / ~Half from Developed Countries

Slide 15
Advanced & Emerging
Advanced & Emerging
Projects (2009+)
Projects (2009+)
• Power Plant (2008) – Completion, Up to $25/oz Cost Savings
• Phoenix Copper Oxide - Large Scale, Low Cost, High Return Project
• Mike - Large Scale Oxide Gold/Copper Deposit
Nevada
Peru
Ghana
• Gold Mill (2009) – Significant Return Upside at Higher Gold Prices
• Yanacocha Sulfides – Long-Term Incremental Growth Potential
• Conga (2010) - Equity Gold Reserves of 6.0 Million Ounces
• Ahafo Expansion – Potential to Increase Production by Over 50%
Mill Expansion in the South Area
High Grade Underground Potential Being Evaluated

Slide 16 Newmont: The World’s Newmont: The World’s Leading Gold Company Leading Gold Company Silver Gold Copper • Expanding Margins • Improving Cost Profile • Growing Reserves • New Mines

Slide 17
1. Leading Land Position & Balanced Political Risk Exposure
32 Million Acres in the World’s Best Gold Districts
Over Half of Reserves & Production in Developed Countries
2. Proven Reserve Growth
5% Growth in 2005, 4
th
Straight Year of Growth
3. Environmental & Social Leadership
ICMM & World Gold Council Chairs
4. Leading Project Pipeline
2.5 Million Ounces at Operating Costs Below $250/oz
5. Margin Expansion & No Gold Hedging Philosophy = Gold Leverage
36% Increase In Cash Operating Margin 1Q06 vs. FY05
6. Financial Strength & Flexibility
Newmont: The World’s
Newmont: The World’s
Leading Gold Company
Leading Gold Company
Capitalizing on the Gold Bull Market – Top Ingredients

Slide 18
Merrill Lynch
Merrill Lynch
Global Metals & Mining
Global Metals & Mining
Conference
Conference
Wayne W. Murdy
Chairman & Chief Executive Officer
May 2006 May 2006
INVESTING
IN THE 21
ST
CENTURY